UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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CURIS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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This is an important notice regarding the availability of proxy material for the annual stockholder meeting to be held on May 27, 2021. Your Vote Counts! CURIS, INC. 2021 Annual Meeting May 27, 2021 10:00 AM EDT Virtual Meeting Site: www.virtualshareholdermeeting.com/CRIS2021 CURIS, INC. 128 SPRING STREET, BUILDING C - SUITE 500 LEXINGTON, MA 02421 D39568-P49610 You invested in CURIS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the proxy materials by request. If you would like to receive a copy of the proxy materials, you must request one. To make such a request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above prior to May 13, 2021 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* Vote on May 27, 2021 10:00 AM EDT Visit: www.virtualshareholdermeeting.com/CRIS2021 Vote in Advance of the Meeting Vote by May 26, 2021 11:59 PM EDT *Please check the proxy materials for any special requirements for virtual meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy free of charge (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of two Class I Directors Nominees: 01) James E. Dentzer For 02) Lori A. Kunkel, M.D. 2. To approve the Fourth Amended and Restated 2010 Stock Incentive Plan to reserve an additional 11,000,000 shares of For Common Stock for issuance under the plan. 3. To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 151,875,000 to 227,812,500. For 4. To approve an advisory vote on executive compensation. For 5. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D39569-P49610